Exhibit 10.1

Project Firefly

Sale and Purchase Agreement

2nd Amendment Agreement

Dated September 23, 2021

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

2nd Amendment Agreement ("Amendment") to the Sale and Purchase Agreement dated March 22, 2021 and 1st Amendment Agreement dated May 25, 2021 by and between

(1)	Tennor Holding B.V., a private limited liability company under Dutch law (besloten vennootschap met beperkte aansprakelijkheid), having its registered seat in Amsterdam, the Netherlands, its office address at Schiphol Boulevard 127, G4.08, 1118 BG Schiphol, The Netherlands and registered with the Netherlands Chamber of Commerce Business Register under number 34355195 ("Tennor");

(2)	Advert Finance B.V., a private limited liability company under Dutch law (besloten vennootschap met beperkte aansprakelijkheid), having its registered seat in Amsterdam, the Netherlands, its office address at Schiphol Boulevard 127, G4.02, 1118 BG Schiphol, The Netherlands and registered with the Netherlands Chamber of Commerce Business Register under number 74507516 ("Advert"),

(3)	Mr. Lars Windhorst, Gubelstr. 24, 6300 Zug, Switzerland ("LW"),

(together the "Sellers" and individually a "Seller")

and

(4)	Digital Turbine Luxembourg S.à r.l., a private limited company under the laws of the Grand Duchy of Luxembourg (Société à responsabilité limitée), having its registered seat in Luxembourg, its office address at 121, avenue de la Faïencerie L - 1511 Luxembourg, Grand Duchy of Luxembourg and registered with the commercial register of Luxembourg under number B191240 ("Purchaser")

(5)	Digital Turbine, Inc., a corporation incorporated under the laws of the State of Delaware, having its principal executive office at 110 San Antonio Street, Suite 160, Austin, Texas, United States, and registered with the Secretary of State of the State of Delaware under number 4423588 ("Purchaser's Parent" or "Guarantor"),

(6)	Digital Turbine Media, Inc., a corporation incorporated under the laws of the State of Delaware, having its principal executive office at 406 Blackwell St., Durham, NC 27701, United States of America, and registered with the Secretary of State of the State of Delaware under number 333-21-4321-03 ("DT Media").

The Purchaser, the Guarantor and DT Media are collectively referred to herein as the “Purchasers.”

The Sellers and the Purchasers are collectively referred to herein as the "Parties" and individually as a "Party".

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

1.	Preamble:

1.1	The Sellers and the Purchasers entered into a sale and purchase agreement dated March 22, 2021, ("SPA") for the acquisition of all shares in Fyber N.V. held by the Sellers, however, at least 95% of the shares in Fyber N.V., a public limited liability company (naamloze vennootschap) registered with the Netherlands Chamber of Commerce (Kamer van Koophandel) under number 54747805 and also registered with the commercial register (Handelsregister) kept at the local court (Amtsgericht) of Charlottenburg under HRB 166541 B ("Company").

1.2	On May 25, 2021, the Parties entered into a 1st Amendment Agreement ("1st Amendment") to document the Purchaser’s designation of DT Media as the intended transferee of the Sellers’ shares in the Company in accordance with Sec. 2.2.4 of the SPA. The Parties furthermore agreed in the 1st Amendment that the Closing Share Consideration shall in aggregate amount to 5,816,588 shares of Purchaser's Parent Common Stock, to be issued in tranches, and that the Sellers shall transfer 400,000,000 shares, representing approximately 72.44% of the Company’s shares, to the Purchaser on March 25, 2021, and by June 1, 2021, all remaining shares in the Company held by the Sellers.

1.3	Following the execution of the 1st Amendment, the Sellers transferred 400,000,000 shares in the Company to DT Media on May 25, 2021. The remaining shares in the Company held by the Sellers were transferred to DT Media in several installments after June 1, 2021, as follows: (i) 33,553,108 shares on June 10, 2021; (ii) 63,000,000 shares on June 22, 2021; (iii) 12,000,000 shares on June 24, 2021; (iv) 12,000,000 shares on June 28, 2021; (v) 3,000,000 shares on June 30, 2021; (vi) 1,185,661 shares on July 14, 2021; and (vii) 1,067,228 shares on July 15, 2021. In total, DT Media acquired 525,805,997 shares in the Company from the Sellers, corresponding to approximately 95.22% of the Company's share capital and voting rights.

1.4	As of the date hereof, Purchaser's Parent has issued 5,757,299 shares of Purchasers' Parent Common Stock to the Sellers as Closing Shares Consideration. DT Media retained the remainder of the Closing Share Consideration of 59,289 Purchaser's Parent Common Stock, equalling a value of USD 4,077,239, to account for (i) the non-delivery of a certain amount of shares in the Company by the Sellers, (ii) the increase of DT Media's legal and banking fees due to such deficit and (iii) the incremental costs for a higher minimum price offered under the MTO (as defined below). The Parties have now agreed on a settlement of the outstanding Share Consideration.

1.5	Prior to entering into this 2nd Amendment, DT Media acquired additional shares in the Company by way of a mandatory takeover and delisting tender offer to the shareholders of the Company in accordance with the laws of the Federal Republic of Germany ("MTO"). On July 9, 2021, DT Media published the offer document for the MTO providing for a price per share in the Company of EUR 0.84. The MTO's acceptance period lapsed on August 6, 2021. The Company has also been delisted from the regulated market of the Frankfurt Stock Exchange as well as from the sub-segment of the regulated market with additional post-admission obligations (Prime Standard).

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

1.6	Following the completion of the MTO, DT Media intends to carry out a squeeze-out at the Company to effect the transfer of the shares in the Company held by remaining minority shareholders to DT Media ("Squeeze-Out").

1.7	Sec. 16.3 of the SPA provides for DT Media's obligation to file an automatic shelf registration statement on Form S-3 pursuant to Rule 462 under the Securities Act to provide for the resale of the Closing Share Consideration by the Sellers. Sec. 16.3.2 of the SPA provides for a delay mechanism to the extent such shelf registration would require DT Media or the Purchaser's Parent to make a Supplemental Disclosure or would require the inclusion in the Shelf Registration Statement of financial statements that are unavailable to the Purchaser for reasons beyond DT Media's or the Purchaser’s Parent's control.

1.8	Any capitalized terms used but not defined in this Amendment shall have the same meaning as ascribed to them in the SPA unless otherwise expressly agreed herein.

Now, therefore, the Parties agree as follows:

2.	Settlement of Share Consideration

2.1	In order to settle disputes about the outstanding Closing Share Consideration, the Parties hereby agree that Purchaser’s Parent shall instruct American Stock Transfer & Trust Company, LLC, as the transfer agent and registrar for the Purchaser’s Parent Common Stock, to issue 18,000 of Purchaser's Parent Common Stock, in book-entry form, to the Sellers as the final instalment of the Closing Share Consideration, in deviation from Sec. 3.2(h) of the 1st Amendment. Following the issuance of such 18,000 of Purchaser's Parent Common Stock, the Purchasers' shall be released from any and all obligations in connection with the Closing Share Consideration.

2.2	The Parties hereby further agree that (i) the Sellers shall not be obligated to transfer any further shares in the Company to the Purchasers and (ii) any consequences with respect to the offer price under the MTO resulting from the Squeeze-Out shall economically be borne by the Purchasers.

2.3	The Parties furthermore hereby mutually waive any known or unknown claims which might exist based on any delays in the satisfaction of the obligations under the SPA (as amended by the 1st Amendment).

3.	Shelf Registration Statement

The Parties acknowledge that the Sellers have not yet provided certain information required for the filing of the Shelf Registration Statement and the Parties hereby agree that the Purchasers shall not be obligated to file the Shelf Registration Statement until the Sellers have provided all such required information to DT Media in a form reasonably satisfactory to DT Media; provided, that the obligation of the Purchasers to file the Shelf Registration Statement shall continue to be subject to the terms of Sec. 16.3.2 of the SPA.

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

4.	Final Provisions

4.1	The provisions of the SPA shall remain unchanged unless explicitly amended by the 1st Amendment or this Amendment.

4.2	Each of the Parties shall bear its own costs in connection with this 2nd Amendment.

4.3	Secs. 17 (Confidentiality and Public Announcements), 18 (Notices), 20 (Governing Law and Jurisdiction) and 21 (Final Provisions) of the SPA shall apply to this Amendment accordingly.

4.4	This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument.

[signature pages to follow]

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Tennor Holding B.V. to 2nd Amendment]

Tennor Holding B.V.

Date: September 23, 2021

/s/ Lars Windhorst
Name: Lars Windhorst
Title: Director

/s/ Stefan Kindler
Name: Stefan Kindler
Title: Director

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Lars Windhorst to 2nd Amendment]

Lars Windhorst

Date: September 23, 2021

/s/ Lars Windhorst

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Advert Finance B.V. to 2nd Amendment]

Advert Finance B.V.

Date: September 23, 2021

/s/ Advert Investment B.V.
Name: Advert Investment B.V.
Title: solely authorised managing director

/s/ Stefan Kindler
Name: Stefan Kindler
Title: solely authorised managing director

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Digital Turbine Luxembourg S.à r.l. to 2nd Amendment]

Digital Turbine Luxembourg S.à r.l.

Date: September 23, 2021

/s/ Bill Stone
Name: Bill Stone
Title: Director

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Digital Turbine, Inc. to 2nd Amendment]

Digital Turbine, Inc.

Date: September 23, 2021

/s/ Bill Stone
Name: Bill Stone
Title: Director

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy

[Signature Page Digital Turbine Media, Inc. to 2nd Amendment]

Digital Turbine Media, Inc.

Date: September 23, 2021

/s/ Bill Stone
Name: Bill Stone
Title: Director

Project Firefly

Sale and Purchase Agreement
2nd Amendment Agreement

Execution Copy